UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): April 27, 2004


                        OMEGA HEALTHCARE INVESTORS, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)


         MARYLAND                    1-11316                       38-3041398
--------------------------------------------------------------------------------
 (State or other              (Commission File Number)        (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)

             9690 DEERECO ROAD, SUITE 100, TIMONIUM, MARYLAND 21093
             ------------------------------------------------------
               (Address of principal executive offices / Zip Code)


                                  410-427-1700
                                  ------------
              (Registrant's telephone number, including area code)

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ITEM 12. Results of Operations and Financial Condition.

     On April 27, 2004, Omega Healthcare Investors, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMEGA HEALTHCARE INVESTORS, INC.

Dated:  April 27, 2004                      By:   /S/  C. TAYLOR PICKETT
                                               --------------------------
                                                  C. Taylor Pickett
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

    99.1          Press Release, dated April 27, 2004 of Omega Healthcare
                  Investors, Inc.